Exhibit 99.1

                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1998-A Grantor Trust
                    February 1, 1999 through February 28, 1999

A.    ORIGINAL DEAL PARAMETER INPUTS
(A)   Original Total Portfolio                             $     $999,494,983.89
(B)   Class A Certificate Ownership Interest of the Trust                 89.00%
(C)   Original Class A Certificate Balance                 $     889,550,535.00
(D)   Class A Certificate Rate                                             5.45%
(E)   Original Class B Certificate Balance                 $     109,944,448.89
(F)   Class B Certificate Rate                                             5.45%
(G)   Servicing Fee Rate                                                   1.00%
(H)   Original Weighted Average Coupon (WAC)                               8.49%
(I)   Original Weighted Average Remaining Term (WAM)                42.58 months
(J)   Number of Contracts                                                93,300
(K)   Class A Subordination Spread Account ("SSA")
(i)   Subordination Initial Deposit Percentage                             1.00%
(ii)  Subordination Initial Deposit                        $       9,994,949.84
(iii) Specified SSA Balance Percent                                        1.50%
(iv)  Specified SSA Balance                                $      14,992,424.76
(v)   Floor Percent                                                        2.50%
(vi)  Floor Amount                                         $      24,987,374.60
(vii) Floor Trigger Amount                                 $      99,949,498.39
(L)   Yield Supplement Reserve Account Initial Deposit     $       4,107,391.76


B.    INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A)   Total Portfolio Outstanding                          $     887,811,638.26
(B)   Total Portfolio Pool Factor                                     0.8882602
(C)   Class A Certificate Balance                          $     790,152,358.05
(D)   Class A Certificate Factor                                      0.8882602
(E)   Class B Certificate Balance                          $      97,659,280.21
(F)   Class A Pool Factor                                             0.7905516
(G)   Subordination Spread Account Balance                 $      14,992,424.76
(H)   Yield Supplement Reserve Account Balance             $       3,304,142.32
(I)   Outstanding Interest Advance                         $        (105,731.55)
(J)   Cumulative Net Losses for All Prior Periods                    751,332.23
(K)   Weighted Average Coupon of Remaining Portfolio (WAC)                 8.51%
(L)   Weighted Average Remaining Term of Remaining
      Portfolio (WAM)                                              40.31 months
(M)   Number of Contracts                                                88,288

C.    INPUTS FROM THE MAINFRAME
(A)   Simple Interest Loans
(i)   Principal Payments Received                          $      35,209,670.04
(ii)  Interest Payments Received                           $       5,709,521.43
(iii) Repurchased Loan Principal                           $          48,301.75
(iv)  Repurchased Loan Interest                            $             457.40
(B)   Yield Supplement Release to Collection Account       $         209,760.34
(C)   Yield Supplement Release to Seller                   $          28,028.97
(D)   Reimbursement of Previous Interest Advance           $        (105,731.55)
(E)   Current Interest Advance Amount                      $         443,406.55
(F)   Weighted Average Coupon of Remaining Portfolio (WAC)                 8.51%
(G)   Weighted Average Remaining Maturity of Remaining
      Portfolio (WAM)                                              39.59 months
(H)   Remaining Number of Contracts                                      86,166

(I)   Delinquent Contracts             Contracts                Amount
(i)   31-60 Days Delinquent           867    1.01%      $ 9,599,697.80     1.13%
(ii)  61-90 Days Delinquent           111    0.13%       $1,156,105.26     0.14%
(iii) 91 Days or More Delinquent       15    0.02%          132,006.21     0.02%


D.    INPUTS DERIVED FROM OTHER SOURCES
(A)   Collection Account Investment Income --
      Paid to Seller                                       $         112,140.23
(B)   Class A Subordination Spread Account Investment Income --
      Paid to Seller                                       $          38,574.80
(C)   Yield Supplement Reserve Account Investment Income --
      Paid to Seller                                       $          14,966.46
(D)   Aggregate Net Losses for Collection Period           $       1,027,922.51
(E)   Liquidated Contracts
(i)   Gross Principal Balance of Liquidated Receivables    $       1,547,344.69
(ii)  Net Liquidation Proceeds Received
      During the Collection Period                         $         519,422.18
(iii) Recoveries Received During the Collection Period     $               0.00
(F)   Number of Vehicles Repossessed During the Collection                  153


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

                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1998-A Grantor Trust
                   November 1, 1998 through December 31, 1998

I.  COLLECTIONS
(A)   Principal Payments Received (C(A)i)                  $      35,209,670.04
(B)   Interest Payments Received (C(A)ii)                  $       5,709,521.43
(C)   Aggregate Net Liquidation Proceeds Received (D(E)ii) $         519,422.18
(D)   Principal on Repurchased Contracts (C(A)iii)         $          48,301.75
(E)   Interest on Repurchased Contracts (C(A)iv)           $             457.40
(F)   Yield Supplement Amount Payments (C(B))              $         209,760.34
(G)   Total Collections (A+B+C+D+E+F)                      $      41,697,133.14
(H)   Net Interest Advance Amount (C(E-D))                 $         549,138.10
(I)   Total Available Amount (G+H)                         $      42,246,271.24


II.  DISTRIBUTIONS
(A)   Principal Payments Received (C(A)i)                       $ 35,209,670.04
(B)   Principal on Repurchased Contracts (C(A)iii)              $     48,301.75
(C)   Gross Principal Balance of Liquidated Receivables (D(E)i) $  1,547,344.69
(D)   Total Principal Reduction (A+B+C)                         $ 36,805.316.48

(E)   Class A Distributable Amount
(i)   Class A Monthly Interest Payment (A(D)*B(C)/12)           $  3,588,608.63
(ii)  Monthly Principal to Class A (II(D)*A(B))                 $ 32,756,731.67
(iii) Total Distributable Amount (i+ii)                         $ 36,345,340.30

(F)   Class B Distributable Amount
(i)   Class B Monthly Interest Payment ((A(F)*B(E))/12)         $    443,535.90
(ii)  Monthly Principal to Class B (II(D)-(E)ii)                $  4,048,584.81
(iii) Excess Collections (I(I)-(II(E)iii+(F)i+ii+(G)i))         $    668,967.20
(iv)  Total Distributable Amount (i+ii+iii)                     $  5,161,087.91

(G)   Required Distributions
(i)   Servicing Fee (A(G)*B(A))                                 $    739,843.03
(ii)  Unpaid Trustee Fees and Expenses                          $          0.00
(iii) Class A Amount (II(E)iii)                                 $ 36,345,340.30
(iv)  Deposit to Class A Subordination Spread Account
      (If Positive (IV(G)-(A)))                                 $          0.00
(v)   Class B Amount (IV(F)i)                                   $  5,161 087.91
(vi)  Yield Supplement Account Release to Seller (V(C))         $     28,028.97
(vii) Total Amount Distributed (i+ii+iii+iv+v+vi)               $ 42,274,300.21

(H)   Amount of Draw from Class A SSA (IV(B))                   $          0.00
(I)   Sum of Draw from SSA and Total Available Amount
      (I(I)+IV(B))                                              $ 42,246,271.24
(J)   Release from Yield Supplement Account to Seller (V(C))    $     28,028.97
(K)   Total Distributed Amount (I+J)                            $ 42,274,300.21

Class A Servicing Fee (II(G)i*A(B))                             $    658,460.30


III.  POOL BALANCES AND PORTFOLIO INFORMATION
                                            Beg. of Period      End of Period
(A)   Balances and Principal Factors

(i)   Total Pool Balance                    $887,811,638.26   $  851,006,321.78
(ii)  Total Pool Factor                           0.8882602           0.8514363
(iii) Class A Certificate Balance           $790,152,358.05   $  757,395,626.38
(iv)  Class A Certificate Factor                  0.8882602           0.8514363
(v)   Class B Certificate Balance           $ 97,659,280.87   $   93,610,696.06
(vi)  Class A Pool Factor                         0.7905516           0.7577783

(B)   Portfolio Information

(i)   Weighted Average Coupon (WAC)                 8.51%                  8.51%
(ii)  Weighted Average Remaining Maturity (WAM)    40.31 months     39.59 months
(iii) Remaining Number of Contracts               88,288                 86,166

(C)   Outstanding Interest Advance          $   (105,731.55)  $      443,406.55



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


                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1998-A Grantor Trust
                   November 1, 1998 through December 31, 1998



IV.  RECONCILIATION OF CLASS A SUBORDINATION SPREAD ACCOUNT ("SSA")
(A)   Beginning Class A SSA Balance (B(G))                      $ 14,992,424.76
(B)   Draw for Class A Distributable Amount and Servicing Fee
      (If Positive ((II(E)iii+(G)i)-I(I)))                                 0.00
(C)   Amount Available for Deposit to the Class A SSA
      (If Positive (I(I)-II(E)iii-(G)i))                        $  5,161,087.91
(D)   Class A SSA Balance Prior to Release (IV(A-B+C))          $ 20,153,512.67
(E)   Class A Subordination Spread Account Required Amount
      (Was Trigger Hit?)                                        $ 14,992,424.76
(F)   Breakdown of Release to Class B Certificateholder
(i)   Class B Amount (Min(II(F)iv,IV(F)iii))                    $  5,161,087.91
(ii)  Release from Class A SSA (iii-i)                          $          0.00
(iii) Total Distribution to Class B Certificateholder
      (If Positive (D-E))                                       $  5,161,087.91
(G)   Ending Class A Subordinate Spread Account Balance
      (D-(F)iii)                                                $ 14,992,424.76

V.  RECONCILIATION OF YIELD SUPPLEMENT RESERVE ACCOUNT
(A)   Beginning Yield Supplement Reserve Account Balance (B(H)) $  3,304,142.32
(B)   Release to Collection Account (C(B))                      $    209,760.34
(C)   Release to Seller (C(C))                                  $     28,028.97
(D)   Ending Yield Supplement Reserve Account Balance (A-B-C)   $  3,066,353.01

VI.  NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
(A)   Aggregate Net Losses for Collection Period (VI(B)i-ii)    $  1,027,922.51

(B)   Liquidated Contracts
(i)   Gross Principal Balance of Liquidated Receivables (D(F)i) $  1,547,344.69
(ii)  Net Liquidation Proceeds Received During the Collection
      Period (D(F)ii)                                           $    519,422.18
(C)   Cumulative Net Losses for all Periods (VI(A)+B(J))        $  1,779,254.74
(D)   Delinquent and Repossessed Contracts

                                                Contracts          Amount
(i)   31-60 Days Delinquent              867     1.01%     $ 9,599,697.80  1.13%
(ii)  61-90 Days Delinquent              111     0.13%     $ 1,156,105.26  0.14%
(iii) 91 Days or More Delinquent          15     0.02%     $   132,006.21  0.02%
(iv)  Vehicles Repossessed During        153     0.17%               #N/A   #N/A
      the Collection Period (D(F))

VII.  TESTS FOR INCREASE IN CLASS A  SUBORDINATION  SPREAD  ACCOUNT  BALANCE
(A)   Ratio of Net Losses to the Pool Balance as of Each Collection Period
(i)   Second Preceding Collection Period                                   0.09%
(ii)  Preceding Collection Period                                          0.88%
(iii) Current Collection Period                                            1.39%
(iv)  Three Month Average (Avg(i,ii,iii))                                  0.79%

(B)   Ratio of Number of Contracts Delinquent 60 Days or More to the
      Outstanding Number of Receivables as of Each Collection Period
(i)   Second Preceding Collection Period                                   0.08%
(ii)  Preceding Collection Period                                          0.17%
(iii) Current Collection Period                                            0.14%
(iv)  Three Month Average (Avg(i,ii,iii))                                  0.13%

(C)   Loss and Delinquency Trigger Indicator                 Trigger Was Not Hit
(i)   Number of Months Three Month Loss Average is Below Trigger              4
(ii)  Number of Months Three Month Delinquency Average is Below Trigger       4



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